NuScale Power Reports Second Quarter 2024 Results • Business development activity accelerates as customer conversations advance, particularly in the data center/AI sector • RoPower authorized Phase 2 Front-End Engineering and Design (FEED Phase 2) study for the Doicesti small modular reactor (SMR) power plant • Industry-leading manufacturing preparedness advances as supply chain partner Doosan Enerbility continues forging long lead materials • Standard Design Approval application under review by the U.S. Nuclear Regulatory Commission and remains on track for mid-year 2025 completion, as scheduled PORTLAND, Ore. – NuScale Power Corporation (NYSE: SMR), the industry-leading provider of proprietary and innovative advanced small modular reactor nuclear technology, today announced results for the second quarter ended June 30, 2024. “As the only SMR certified by the U.S. Nuclear Regulatory Commission, NuScale is uniquely prepared to deliver in a customer environment intensely focused on near-term deployment of carbon free power,” said John Hopkins, President and Chief Executive Officer of NuScale Power. “New data centers are opening almost daily – and each of them needs consistent, uninterrupted power. With the ability to locate our power modules onsite, NuScale can provide data centers and other industries the baseload decarbonized electricity they need without relying on external connections. We continue to advance conversations with potential customers around the world as we progress the manufacturing of our advanced SMR technology.” Financial Update During the second quarter of 2024: • NuScale ended the second quarter with cash and equivalents of $136.0 million ($5.1 million of which is restricted), and no debt, compared to the first quarter of 2024 when the Company had cash and equivalents of $137.1 million ($5.1 million of which was restricted), and no debt. • For the quarter ended June 30, 2024, NuScale reported revenue of $1.0 million and a net loss of $74.4 million, while during the prior year period, the Company reported revenue of $5.8 million and a net loss of $29.7 million. • The second quarter of 2024 net loss included a non-cash expense of $36.7 million related to the fair value of warrants outstanding, while in the prior year period, the Company reported non-cash income of $7.2 million related to the fair value of our warrants.

• In the second quarter of 2024, NuScale reported an operating loss of $41.9 million, compared to an operating loss of $56.1 million in the second quarter of 2023. The year-over-year reduction in operating expense of $14.2 million reflects the Company’s actions to reduce costs and operate more efficiently. Subsequent to the second quarter of 2024: • Subsequent to the second quarter of 2024, the Company executed a revenue generating agreement with RoPower in relation to the advancement of Doicesti project FEED Phase 2. • Over the next 12 months, we anticipate additional revenue from Fluor Corporation in respect of our continued contributions towards this project. Conference Call: NuScale will host a conference call today at 5:00 p.m. ET. A live webcast of the presentation will be available by dialing (888) 550-5460 with conference ID 4347254 or by visiting the Events & Presentations page. A replay of the webcast will be available for 30 days. About NuScale Power Founded in 2007, NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The company’s groundbreaking SMR technology is powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, data centers, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X and YouTube. Forward Looking Statements This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes,"

"expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the Company’s liquidity and ability to raise capital; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics (including COVID-19), public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Cautionary Note Regarding Forward-Looking Statements and Summary of Risk Factors” in the Company’s annual report on Form 10-K for the period ended December 31, 2023 and under similar headings in subsequent filings with the U.S. Securities and Exchange Commission. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events.

Investor Contact Scott Kozak, Director, Investor Relations, NuScale Power skozak@nuscalepower.com Media Contact Chuck Goodnight, Vice President, Business Development, NuScale Power media@nuscalepower.com